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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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
Date of report (Date of earliest event reported)     October 24, 2000 (October 24, 2000)
                                                     -----------------------------------


                          Alliance Bancorp of New England, Inc.
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                    (Exact Name of Registrant as Specified in Charter)



         Delaware                           001-13405                           06-1495617
---------------------------         --------------------------         --------------------------
(State of Other Jurisdiction            (Commission File                      IRS Employer
    of Incorporation)                        Number)                       Identification No.


                  348 Hartford Turnpike, Vernon, CT                           06066
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               (Address of Principal Executive Offices)                   (Zip Code)

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Registrant's telephone number, including area code      (860) 875-2500
                                                   --------------------



                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

         On October 24, the Board of Directors of Alliance Bancorp of New England, Inc. ("Alliance") approved the appointment of Matthew L. Reiser to the Board of Directors. Mr. Reiser will fill the unexpired term of Mr. Francis J. Prichard, Jr., deceased. A copy of the press release announcing the appointment of the new director is attached hereto as Exhibit 99(i).


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)      Financial Statements of Businesses Acquired
                 Not applicable

        (b)      Pro Forma Financial Information
                 Not applicable

        (c)      Exhibits

                 (99)(i)  Press release dated October 24, 2000.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                                     ALLIANCE BANCORP OF
                                                        NEW ENGLAND, INC.
                                                     Registrant



Date:  October 24, 2000      By:   /s/ David H. Gonci
                                   ---------------------------------------------
                                   David H. Gonci
                                   Senior Vice President/Chief Financial Officer